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                        SUPPLEMENT DATED MARCH 27, 2008

                   To the Prospectuses dated May 1, 2007, for

               HORACE MANN LIFE INSURANCE COMPANY SEPARATE ACCOUNT

   HORACE MANN LIFE INSURANCE COMPANY QUALIFIED GROUP ANNUITY SEPARATE ACCOUNT



This supplement updates certain information in your variable annuity contract ("Contract") prospectus. Please read this supplement carefully and keep it with your prospectus for future reference.

On March 11, 2008, the Board of Directors of Cohen & Steers VIF Realty Fund, Inc. (the "C&S Fund") approved the liquidation and termination of the C&S Fund. The liquidation and termination (the "Liquidation") will occur on or about April 30, 2008, unless the Board determines to effect the Liquidation on an earlier date (the "Liquidation Date"). Effective on the Liquidation Date, the Subaccount that invests in the C&S Fund (the "C&S Subaccount") will be closed as an investment option under your Contract, and will no longer be available for you to allocate net premium or transfer account value.

If you currently have account value allocated to the C&S Subaccount, or plan to make any allocations to the C&S Subaccount between now and the Liquidation Date, please note that we will transfer any account value that remains invested in the C&S Subaccount on the Liquidation Date to the Subaccount that invests in the T. Rowe Price Prime Reserve Portfolio (the "TRP Subaccount") unless we have received transfer instructions from you.

At any time before the Liquidation Date, you may transfer your account value in the C&S Subaccount to any of the other Subaccounts or the fixed account of your Contract. If you wish to transfer your account value in the C&S Subaccount to any other investment option (including the fixed account) available under your Contract, then you may submit written instructions to our Home Office at P.O. Box 4657, Springfield, IL 62708-4657, or provide instructions by facsimile transmission to (877) 832-3785, or, after we have been provided proper authorization and validating information, by telephone at (800) 999-1030 (toll free) or through our website (by looking in the "Access Account" section at www.horacmann.com). If we transfer your account value in the C&S Subaccount to the TRP Subaccount on the Liquidation Date, then, thereafter, you may transfer such account value from the TRP Subaccount to any of the other available Subaccounts or to the fixed account.

We currently do not impose any restrictions, or assess any fees, charges or penalties, on transfers of account value from one Subaccount to another, and from a Subaccount to the fixed account option available under your Contract, before the date your annuity payments begin. There will be no charge if you transfer your account value out of the C&S Subaccount in response to this supplement or if, on the Liquidation Date, we transfer your account value from the C&S Subaccount to the TRP Subaccount. In addition, if we transfer your account value to the TRP Subaccount on the Liquidation Date, there will be no charge if you thereafter transfer account value from the TRP Subaccount to another available subaccount or to the fixed account.

Contract Owners who have net premium allocations to the C&S Subaccount or who have a dollar cost averaging or rebalancing program with allocations to the C&S Subaccount should provide new allocation instructions to us. If we receive no new instructions, then any such allocations after the Liquidation Date will be invested proportionately in the other investment options (including the fixed account) that the Contract Owner has selected for such allocations. If no other investment options were selected for such allocations, they will be invested in the TRP Subaccount until we receive other instructions.

Detailed information about the other underlying funds available as investment options under your Contract can be found in the current prospectuses for those funds. YOU SHOULD READ THE PROSPECTUSES CAREFULLY AND CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, CHARGES, EXPENSES AND RISKS OF ANY INVESTMENT OPTION TO WHICH YOU ALLOCATE NET PREMIUM OR TRANSFER OR ALLOCATE ACCOUNT VALUE. You may order prospectuses by calling 1-800-999-1030 or writing 1 Horace Mann Plaza, Springfield, IL 62715 or by sending a facsimile transmission to (877) 832-3785.

If you have any questions regarding this supplement, please contact the registered representative who sold you your Contract, or write to or call our Home Office at P.O. Box 4657, Springfield, Illinois 62708-4657, (800) 999-1030.